UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

1450 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On November 9, 2015, Farmland Partners Inc. (the “Company”), Farmland Partners Operating Partnership, LP (the “Operating Partnership”) and two wholly owned subsidiaries of the Operating Partnership entered into a contribution agreement (the “Contribution Agreement”) with unrelated third parties (collectively, the “Sellers”) to acquire approximately 22,300 acres of farmland in Illinois (the “Acquisition”) for total consideration of $197,000,000, which is comprised of (a) $50,000,000 in cash, (b) an aggregate of 2,608,695 Class A common units of limited partnership interest in the Operating Partnership (“OP Units”) and shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), each valued at $11.50 per OP Unit or share of Common Stock, and (c) 117,000 newly classified Series A preferred units of limited partnership interest in the Operating Partnership (“Preferred Units”), the material terms of which are described below.

The Acquisition is expected to close in the first quarter of 2016, subject to the satisfaction of certain closing conditions and satisfactory completion of the Company’s due diligence.

The foregoing summary of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Partnership Agreement Amendment

Pursuant to the Contribution Agreement, the Company agreed to enter into Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”), effective as of the closing of the Acquisition, in order to provide for the issuance, and the designation of the terms and conditions, of the Preferred Units. Under the Amendment, each Preferred Unit will have a $1,000 liquidation preference and will be entitled to receive cumulative preferential cash distributions at a rate of 3.00% per annum of the $1,000 liquidation preference, which will be payable annually in arrears on January 15 of each year or the next succeeding business day.

On or after the tenth anniversary of the closing of the Acquisition (the “Conversion Right Date”), holders of Preferred Units will have the right to convert each Preferred Unit into a number of OP Units equal to (i) the $1,000 liquidation preference plus all accumulated and unpaid distributions, divided by (ii) the volume-weighted average price per share of Common Stock for the 20 trading days immediately preceding the applicable conversion date. All OP Units received upon conversion may be immediately tendered for redemption for cash or, at the Company’s option, shares of Common Stock on a one-for-one basis, subject to the terms and conditions set forth in the Partnership Agreement. Prior to conversion, the Preferred Units may not be tendered for redemption by the Holder.

On or after the fifth anniversary of the closing of the Acquisition, but prior to the Conversion Right Date, the Operating Partnership will have the right to redeem some or all of the Preferred Units for cash in an amount per unit equal to the $1,000 liquidation preference plus all accumulated and unpaid distributions.

In the event of a Termination Transaction (as defined in the Partnership Agreement) prior to conversion, holders of Preferred Units generally will have the right to receive the same consideration as holders of OP Units and Common Stock, on an as-converted basis.

Holders of Preferred Units will have no voting rights except with respect to (i) the issuance of partnership units of the Operating Partnership senior to the Preferred Units as to the right to receive distributions and upon liquidation, dissolution or winding up of the Operating Partnership, (ii) the issuance of additional Preferred Units and (iii) amendments to the Partnership Agreement that materially and adversely affect the rights or benefits of the holders of Preferred Units.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the form of the Amendment, which is filed as Exhibit G to the Contribution Agreement (which is filed as Exhibit 10.1 hereto) and is incorporated herein by reference.

Security Holders Agreement

Pursuant to the Contribution Agreement, the Company and the Sellers agreed to enter into a security holder’s agreement (the “Security Holders Agreement”), effective as of the closing of the Acquisition, in order to establish various arrangements with respect to the governance of the Company and certain rights that will be granted to the Sellers.

Pursuant to the terms of the Security Holders Agreement, the Company will agree to increase the size of the Company’s board of directors to seven directors within 30 days of the closing of the Acquisition, and as long as the

Sellers collectively maintain ownership of at least 10% of the then-outstanding shares of Common Stock (on a fully diluted basis taking into account all outstanding OP Units), Gerald R. Forsythe, as representative of the Sellers, will be entitled to nominate one director to the Company’s board of directors.

Pursuant to the Security Holders Agreement, the Company also will agree to use its reasonable best efforts to file a registration statement, and to have such registration statement declared effective by the Securities and Exchange Commission (the “SEC”) no later than the first anniversary of the closing of the Acquisition, covering the resale of (i) the shares of Common Stock issued to the Sellers pursuant to the Contribution Agreement, if any, and (ii) the shares of Common Stock that may be issued, at the Company’s election, upon the redemption of OP Units issued to the Sellers pursuant to the Contribution Agreement. Under the Security Holders Agreement, the Sellers also will be entitled to certain customary “piggy back” registration rights in connection with offerings by the Company or other stockholders.

In addition, the Security Holders Agreement contains certain customary standstill provisions that apply, in some instances, until the Sellers collectively own less than 10% of the then-outstanding shares of Common Stock and, in other instances, until the Sellers collectively own less than 5% of the then-outstanding shares of Common Stock, in each case on a fully diluted basis taking into account all outstanding OP Units.

The foregoing summary of the Security Holders Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Security Holder’s Agreement, which is filed as Exhibit B to the Contribution Agreement (which is filed as Exhibit 10.1 hereto) and is incorporated herein by reference.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the expected issuance of shares of Common Stock, OP Units and Preferred Units is incorporated by reference into this Item 3.02.

The issuance of the shares of Common Stock, OP Units and Preferred Units to the Seller at closing pursuant to the terms of the Contribution Agreement will be effected in reliance upon an exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description

10.1

Contribution Agreement, dated as of November 9, 2015, by and among Farmland Partners, Inc., Farmland Partners Operating Partnership, LP, FPI Illinois I LLC, and FPI Illinois II LLC and Forsyth Family Farms, Inc., Gerald R. Forsythe, Forsythe-Fournier Farms, LLC, Forsythe-Fawcett Farms, LLC, Forsythe-Bernadette Farms, LLC, Forsythe Land Company, Forsythe Family Farms, L.P., Forsythe Family Farms II, L.P., and Forsythe-Breslow Farms, LLC.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including, without limitation, statements regarding the completion of the Acquisition. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Certain factors that could cause actual results to differ materially from the Company’s expectations include satisfaction of the closing conditions to the Contribution Agreement described above and other risks detailed under “Risk Factors” in the Company’s Annual Report on Form 10-K that was filed with the SEC on March 3, 2015 and other filings the Company makes with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: November 12, 2015	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Contribution Agreement, dated as of November 9, 2015, by and among Farmland Partners, Inc., Farmland Partners Operating Partnership, LP, FPI Illinois I LLC, and FPI Illinois II LLC and Forsyth Family Farms, Inc., Gerald R. Forsythe, Forsythe-Fournier Farms, LLC, Forsythe-Fawcett Farms, LLC, Forsythe-Bernadette Farms, LLC, Forsythe Land Company, Forsythe Family Farms, L.P., Forsythe Family Farms II, L.P., and Forsythe-Breslow Farms, LLC.